 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2012

SANDY SPRING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 774-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 21, 2012, Sandy Spring Bancorp, Inc. (“Sandy Spring”) issued a press release announcing that it had received final regulatory approvals to complete its previously announced acquisition of CommerceFirst Bancorp, Inc. The transaction remains subject to approval from the stockholders of CommerceFirst Bancorp and satisfaction of customary closing conditions.

A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Number	Description

99.1	Press Release dated March 21, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: March 21, 2012	By:	/s/ Ronald E. Kuykendall
Ronald E. Kuykendall Secretary and General Counsel

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